UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2013

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 24, 2013, FSEP Term Funding, LLC (“FSEP Funding”), a wholly-owned financing subsidiary of FS Energy and Power Fund (“FSEP”), and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent and the lender party thereto, entered into a fourth amendment (the “Fourth Amendment”) to FSEP Funding’s credit facility, dated as of June 24, 2011 (as amended by the First Amendment, dated as of May 30, 2012, the Second Amendment, dated as of August 28, 2012, the Third Amendment, dated as of October 18, 2012, and the Fourth Amendment, the “Credit Facility”).

The Fourth Amendment had the effect of (i) extending the maturity date under the Credit Facility to June 24, 2014 and (ii) consolidating the existing four tranches of commitments under the Credit Facility into a single tranche of commitments with an aggregate principal amount of $240,000,000 (the “Commitments”).

Pricing under the Credit Facility is based on the London Interbank Offered Rate (“LIBOR”) for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the Commitments under the Credit Facility bearing interest at the rate of LIBOR plus 1.80% per annum.  Beginning on June 24, 2013, FSEP Funding will be subject to a non-usage fee with respect to the Commitments to the extent the aggregate principal amount of Commitments available under the Credit Facility has not been borrowed.  FSEP Funding paid a setup fee and incurred certain other customary costs and expenses in connection with entering into the Fourth Amendment.

No other material terms of the Credit Facility changed in connection with the Fourth Amendment.

The foregoing description of the Fourth Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amendment to Credit Agreement, dated as of June 24, 2013, by and between FSEP Term Funding, LLC and Deutsche Bank AG, New York Branch.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSEP. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSEP makes with the Securities and Exchange Commission. FSEP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	June 25, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amendment to Credit Agreement, dated as of June 24, 2013, by and between FSEP Term Funding, LLC and Deutsche Bank AG, New York Branch.